                              THIRD AMENDMENT

     THIRD AMENDMENT dated as of September 23, 1998 (this "AMENDMENT"), by and among LAMONTS APPAREL, INC., a Delaware corporation (the "BORROWER"), having its principal place of business at 12413 Willows Road N.E., Kirkland, WA 98034, BANKBOSTON, N.A. (f/k/a "The First National Bank of Boston"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "BANK"), and BANKBOSTON, N.A. (f/k/a "The First National Bank of Boston"), as Agent (the "AGENT") amending certain provisions of the Amended and Restated Debtor in Possession and Exit Financing Loan Agreement by and among the Borrower, the Bank, and the Agent dated as of September 26, 1997 as previously amended by a First Amendment dated as of January 8, 1998 and a Second Amendment dated as of April 1, 1998 (as so amended, the "LOAN AGREEMENT"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

     WHEREAS, the Borrower has requested that the Bank and the Agent agree to amend the terms of the Loan Agreement in certain respects; and

     WHEREAS, the Bank and the Agent are willing to amend the terms of the Loan Agreement in such respects, upon the terms and subject to the conditions contained herein; and

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. AMENDMENTS TO SECTION 1.1 OF THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended as follows:

     NEW DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended by adding to Section 1.1 in the appropriate location in the alphabetical sequence the following new definition:

          "ADDITIONAL AMENDMENT FEE: That certain fee in the amount of $50,000."

     DEFINITION OF "BORROWING BASE." Section 1.1 of the Loan Agreement is amended by deleting clauses (a) and (b) appearing in the definition of "Borrowing Base," and substituting therefor the following:

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                                     -2-

          "(a) Except as otherwise provided in paragraph (b) hereof, at any time on or after the Exit Facility Date:

                (i) 65% of the result of (A) Eligible Inventory at such time, MINUS (B) the Inventory Shrink Reserve; MINUS

                (ii) the aggregate amount of any Landlord Lien Reserves with respect to all Specified Leases at such time.

          (b) Provided the Agent shall have received on or prior to January 13, 1999 (A) an updated collateral appraisal and assessment of the Borrower's inventory including, without limitation, its mix and quality in form and substance satisfactory to the Banks and the Surety in their absolute discretion, and (B) the Additional Amendment Fee for the account of the Term Loan Lender (which in turn will be for the account of the Surety), during the period commencing on January 15, 1999 and ending on June 30, 1999:

                (i) 70% of the result of (A) Eligible Inventory at such time, MINUS (B) the Inventory Shrink Reserve; MINUS

                (ii) the aggregate amount of any Landlord Lien Reserves with respect to all Specified Leases at such time."

     DEFINITION OF "EXIT COMMITMENT." Section 1.1 of the Loan Agreement is further amended by deleting the words, "the lesser of," and clauses (a) and (b) appearing in the definition of "Exit Commitment," and substituting therefor the following:

          "$32,000,000 during the period commencing on the Effective Date and ending on October 14, 1998, $35,000,000 during the period commencing on October 15, 1998, and ending on December 15, 1998, and $32,000,000 during the period commencing on December 16, 1998 and at all applicable times thereafter; as such amount may be reduced from time to time or terminated hereunder, PROVIDED THAT, so long as any Derivative Contract is in effect, the "Exit Commitment" shall be reduced by any amount by which the sum of all Derivative Contract Termination Obligations exceeds $600,000."

     DEFINITION OF "TOTAL EXIT COMMITMENT." Section 1.1 of the Loan Agreement is further amended by deleting the proviso appearing in the definition of "Total Exit Commitment."

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                                     -3-

     Section 2. AMENDMENT TO EXIT REVOLVING CREDIT NOTE. In furtherance of the foregoing, the Exit Revolving Credit Note is hereby amended by changing the amount "$32,000,000" to "$35,000,000" in each place such amount appears, and by changing the phrase "Thirty-Two Million" to "Thirty-Five Million", in each place such amount appears in the Exit Revolving Credit Note. Each Revolving Credit Bank is authorized to reflect such change on its Exit Revolving Credit Note.

     Section 3. AMENDMENT FEE. The Borrower agrees to pay to the Agent, for the account of the Revolving Credit Bank, a Third Amendment amendment fee (the "Amendment Fee") in the amount of $30,000. The Borrower hereby authorizes the Agent to debit its Operating Account to pay the Amendment Fee on the effective date of this Third Amendment.

     Section 4. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Agent as follows:

     (a) Each of the representations and warranties of the Borrower contained in the Loan Agreement or in any other Loan Documents was true and correct as of the date as of which it was made and is true and correct in all material respects as of the date of this Amendment except to the extent such representations and warranties expressly related to a prior date (in which case they shall be true and correct as of such earlier date); and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

     (b) This Amendment has been duly authorized, executed and delivered by the Borrower; and

     (c) This Amendment shall constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     Section 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions on or prior to September 30, 1998:

     (a) This Amendment shall have been duly executed and delivered by the Borrower, the Banks, and the Agent.

     (b) The Agent shall have received copies, certified by a duly authorized officer of the Borrower as of the date hereof, of the resolution of the board of directors of the Borrower approving the transactions contemplated hereby and the execution and delivery of this Amendment, and as to the titles, incumbency, and specimen signatures of the officers signing this Amendment and the documents relating thereto.

     (c) The Agent shall have received a certificate of a duly authorized officer of the Borrower (i) certifying that no amendments to the certificate or articles of incorporation or organization of the Borrower have been undertaken since such documents were last delivered to the Agent, and (ii) certifying that no amendments to the by-laws of the Borrower have been undertaken since such documents were last delivered to the Agent.

     (d) The Agent shall have received from Borrower the most recently required Borrowing Base Report.

     (e) The Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the date hereof, in form and substance satisfactory to the Agent, from Ryan, Swanson & Cleveland, counsel to the Borrower.

     (f)  The Agent shall have received the Amendment Fee.

     (g) The Agent shall have received written confirmation of approval of this Amendment executed by the Surety and written ratification of the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) executed by the Guarantor (as defined in the Purchase and Guaranty Agreement), each in form and substance satisfactory to the Agent.

     (h) The Agent shall have received such other documents or instruments relating hereto as the Agent shall have reasonably requested.

     Section 6. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents, and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement or the Notes shall hereafter refer to the Loan Agreement or the Notes as amended hereby.

     Section 7. NO OTHER CHANGES; NO IMPLIED WAIVER. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall be unaffected hereby and shall continue in full force and effect, and nothing contained herein shall constitute a waiver by the Agent or any Bank of any right, remedy, Default, or Event of Default, or impair or otherwise affect any Obligations, any other obligations of the Borrower, or any right of the Agent or any Bank consequent thereon.

     Section 8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

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                                     -5-

     Section 9. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).




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                                     -6-

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                        LAMONTS APPAREL, INC.


                                        By: /s/ Loren Rothschild
                                           -----------------------------------
                                            Name: Loren Rothschild
                                            Title: Vice Chairman


                                        BANKBOSTON, N.A., in its
                                        respective capacities as a Revolving
                                        Credit Bank and Agent



                                        By: /s/ William J. Sherald
                                           -----------------------------------
                                            Name: William J. Sherald
                                            Title: Vice President


                                        BANKBOSTON, N.A., as Term Loan Lender


                                        By: /s/ William J. Sherald
                                           -----------------------------------
                                            Name: William J. Sherald
                                            Title: Vice President

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                                     -7-

                          CONFIRMATION OF THE SURETY
                                     AND
                               OF THE GUARANTOR

     The Surety hereby confirms approval of the foregoing amendment in all respects and directs the Term Loan Lender to give its consent thereto. The Guarantor (as defined in the Purchase and Guaranty Agreement) hereby ratifies and confirms the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) in all respects, and agrees that the Supplemental Guaranty, after giving effect to foregoing amendment, shall continue in full force and effect.


                                        SPECIALTY INVESTMENT I LLC


                                        By:  /s/ Alan R. Goldstein
                                           -----------------------------------
                                             Name:  Alan R. Goldstein
                                             Title:  Mgr & CFO


                                        GORDON BROTHERS PARTNERS, INC.


                                        By:  /s/ Alan R. Goldstein
                                           -----------------------------------
                                             Name:  Alan R. Goldstein
                                             Title:  CFO/SVP